Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Return StackedTM Bonds & Managed Futures ETF (RSBT)

listed on Cboe BZX Exchange, Inc.

February 28, 2023

Supplement to the

RSBT Summary Prospectus and Statutory Prospectus

each dated February 6, 2023

This supplement provides technical clarifications to the description of Return Stacked Bonds & Managed Futures ETF’s principal investment strategy. In particular, the last two sentences of the first paragraph under “Principal Investment Strategies” are amended and restated to read as follows:

Essentially, one dollar invested in the Fund provides approximately one dollar of exposure to the Fund’s bond strategy and approximately one dollar of exposure to the Fund’s Managed Futures strategy. So, the return of the Managed Futures strategy (minus the cost of financing) is essentially stacked on top of the return of the bond strategy.

The fourth paragraph under “Principal Investment Strategies” is amended and restated to read as follows:

The Fund will target a 100% exposure to each of its bond strategy and its Managed Futures strategy.

The fifth paragraph under the sub-heading “Bond Strategy” is amended and restated to read as follows:

Under normal circumstances, the Fund’s exposure to the bond strategy will represent approximately 100% of the Fund’s net assets.

The fifth paragraph under the sub-heading “Managed-Futures Strategy” is amended and restated to read as follows:

Under normal circumstances, the Fund’s exposure to the Managed Futures strategy will represent approximately 100% of the Fund’s net assets. The Fund’s Managed Futures strategy involves levered exposure to a diversified basket of global futures contracts.

Please retain this Supplement for future reference.

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